# Orrstown Financial Services, Inc.






ORRSTOWN BANK

MISSION: *"We create value for our shareholders by providing outstanding client experiences through community engagement and local decisions from people you know and trust."*

VISION: *"We aspire to be the financial institution of choice focused on quality client service, innovative solutions and sound financial advice."*

Presentations Given Second Quarter 2020

# Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "project," "forecast," "goal," "target," "would" and "outlook," or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will be able to continue to successfully execute on our strategic growth plan into Dauphin, Lancaster, York and Berks counties, Pennsylvania, and the greater Baltimore market in Maryland, with newer markets continuing to be receptive to our community banking model; to take advantage of market disruption; and to experience sustained growth in loans and deposits or maintain the momentum experienced to date from these actions; and to realize cost saves from our branch consolidation efforts. Factors which could cause the actual results of the Company's operations to differ materially from expectations include, but are not limited to: ineffectiveness of the Company's strategic growth plan due to changes in current or future market conditions; the effects of competition and how it may impact our community banking model, including industry consolidation and development of competing financial products and services; the integration of the Company's strategic acquisitions; the inability to fully achieve expected savings, efficiencies or synergies from mergers and acquisitions, or taking longer than estimated for such savings, efficiencies and synergies to be realized; changes in laws and regulations; interest rate movements; changes in credit quality; inability to raise capital, if necessary, under favorable conditions; volatilities in the securities markets; deteriorating economic conditions; expenses associated with pending litigation and legal proceedings; and other risks and uncertainties, including those set forth under the heading "Risk Factors" in the Company's 2019 Annual Report on Form 10-K and subsequent filings. The foregoing list of factors is not exhaustive.

If one or more events related to these or other risks or uncertainties materialize, or if Orrstown's underlying assumptions prove to be incorrect, actual results may differ materially from what Orrstown anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Orrstown does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Orrstown to predict those events or how they may affect it. In addition, Orrstown cannot assess the impact of each factor on Orrstown's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this document are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Orrstown or persons acting on Orrstown's behalf may issue. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. In addition, please refer to the Risk Factors listed in Orrstown's 2019 Annual Report on Form 10-K and subsequent filings.

# Non-GAAP Measures Disclosure

In this presentation we refer to adjusted net income, excluding net securities gains, and branch consolidation expenses, and net interest margin, excluding the impact of purchase accounting adjustments for interest accretion, which are non-GAAP measures. For a reconciliation of these non-GAAP measures to GAAP results and our rationale for usage of non-GAAP measures, see the appendix in this presentation.

We also refer to the Efficiency Ratio as computed and provided by S&P Global Market Intelligence, an organization that provides financial and industry data and analytics to individuals, companies and governments. The appendix in this presentation includes a reconciliation of the data elements used by S&P Global Market Intelligence in their calculations.

# Company Overview


34 MILES
Huntingdon
Lewistown
New Bloomfield
Mount Union
Harrisburg
Linglestown
Lebanon
Reading
Carlisle
Fairview Park
Lititz
Ephrata
Shippensburg
New Holland
Letterkenny Army Depot
Salisbury Heights
Chambersburg
McConnellsburg
York
Willow Street
Red Lion
New Providence
Gettysburg
Hanover
Waynesboro
Oxford
Hagerstown
Taneytown
Thurmont
Westminster
Bel Air
Martinsburg
Walkersville
Franklinville
Reisterstown
Frederick
Woodsville
Eldersburg
Towson
Edgewood
Randallstown
Parkville
Green Valley
Middleway
Brunswick
Baltimore
Dundalk
Ellicott City
Damascus
Columbia
Kabletown
Elkridge
Winchester
Germantown
Olney
Glen Burnie
Gaithersburg
Chestertown
Schuylkill Haven
Berkeley Springs

| Key Performance Indicators (at 3/31/2020) | |
|---|---|
| Market Cap[1] | $154.2 million |
| Assets | $2.4 billion |
| Loans | $1.6 billion |
| Deposits | $1.9 billion |
| Net Interest Margin | 3.41% |
| ROAE | 8.96% |
| ROAA | 0.86% |
| Efficiency Ratio | 72.0% |

- Four geographic regions: Market Presidents have full authority and autonomy (within ERM guidelines)
- Market Presidents are all seasoned best-in-class bankers
- Markets connected by Interstate 81 and 83 corridors

| LEGEND | |
|---|---|
| Southern Region | Blue |
| Central Region | Red |
| Eastern Region | Green |
| Maryland Region | Orange |
| Full Service Branch | ● |
| Loan Production Office | ▲ |

1. At close of business 3/31/2020: $13.77/share x 11,196,724 shares outstanding; All other information as publicly reported as of 3/31/2020 or S&P Global Market Intelligence

# Company Overview (continued)

| | |
|---|---|
| **GROWING REGIONAL FINANCIAL INSTITUTION** | • Favorable regional demographics in both South Central Pennsylvania and Maryland<br>• Continue to benefit from market disruption in PA and seeing similar benefit in MD<br>• Market President organizational structure; benefitting from mix of talent from larger FI's and solid legacy sales force<br>• Executive leadership from more complex FI's and have M&A experience |
| **BUSINESS MODEL** | • Focus on commercial lending and deposit gathering<br>• Trust, Wealth Management, and Brokerage at $1.4 billion in total assets under management[1] with strong upside growth potential<br>• Solid mortgage business[2] and retail distribution network not fully leveraged yet<br>• Material technology investments; over $5 million since 2014<br>• Maintain strong enterprise risk management and credit culture<br>• Maintain disciplined expense control with investments focused on revenue generating initiatives<br>• Reposition and reinvest in franchise<br>• Deliver long-term value |
| **WELL POSITIONED FOR SUSTAINED GROWTH** | • Attractive and expanding footprint<br>• Ready access to capital markets<br>• Expansion into growth markets to south and east (organic growth and two recent acquisitions)<br>• Experienced management team<br>• Structure, technology, processes, and procedures of a much larger organization |
| **CONSERVATIVE RISK POSTURE** | • Conservative loan portfolio with minimal exposure to industries most impacted by COVID-19 (further detail in presentation)<br>• Since onset of COVID-19 systemic outreach and updating of all loan clients to better understand risk factors and trajectory to improvement |
| **FOCUS ON COMMUNITY** | • Our Community focus and execution has made us an employer of choice in our markets, and, as a result, we consistently attract superior customer-facing talent<br>• Team equally adept at local initiatives and national needs (three national hurricane relief trips in past several years)<br>• More than 9,300 volunteer hours logged in 2019 for more than 400 unique projects |

1. Assets under management at 3/31/2020, includes Wheatland Advisors
2. Average mortgage at former Hamilton Bank $403,000 vs. $202,000 in legacy Orrstown markets.

# Experienced Leadership Team

| Name/Title | Banking Experience | Joined ORRF | Experience / Disciplines | Prior Experience |
|---|---|---|---|---|
| **Thomas R. Quinn, Jr.**<br>*President & CEO* | 29 years | 2009 | CEO \| Strategy \| Sales \| Executive | Citi, Fifth Third |
| **Thomas R. Brugger**<br>*EVP/Chief Financial Officer* | 28 years | 2019 | Finance \| Treasury \| Strategy \| Executive | Sun National, Customers, Sovereign |
| **Barbara E. Brobst**<br>*EVP/Chief Human Resources Officer* | 37 years | 1997 | HR \| Training \| Trust \| Executive | Financial Trust |
| **Robert G. Coradi**<br>*EVP/Chief Risk Officer* | 31 years | 2012 | Risk \| Credit \| Operations \| Executive | Susquehanna |
| **Philip E. Fague**<br>*EVP/Trust and Wealth Management* | 31 years | 1988 | Mortgage \| Trust \| Lending \| Executive | Orrstown Bank |
| **Robert Fignar**<br>*EVP/Operations, Technology, Logistics* | 33 years | 2018 | CEO \| Strategy \| Sales \| Executive | FCBM |
| **Jeffrey S. Gayman**<br>EVP/Market President | 23 years | 1996 | Lending \| Retail \| Executive | Orrstown Bank |
| **Christopher Holt**<br>EVP/Market President | 30 Years | 2019 | Lending \| Retail \| Executive | BB&T, Susquehanna |
| **David T. Hornberger**<br>EVP/Market President | 33 years | 2016 | Lending \| Retail \| Executive | Susquehanna, Graystone/Tower |
| **Zachary Khuri**<br>EVP/Market President | 11 years | 2019 | Lending \| Retail \| Executive | FNB, Metro |
| **Adam L. Metz**<br>*EVP/Chief Lending Officer* | 23 years | 2016 | Lending \| Retail \| Executive | Metro, M&T |
| **Luke Bernstein**<br>*EVP/Chief Retail Officer* | 5 years | 2017 | Communications \| Executive \| Retail | PBA, Office of Governor, Prudential Securities |
| **Matthew C. Schultheis, CFA**<br>*SVP/IR and Strategic Planning* | 25 years | 2019 | Investor Relations \| Strategy \| Research | Boenning & Scattergood, Ferris, Baker, Watts, Allfirst |

# Demographics Trends & Market Share

| Orrstown Financial Services, Inc.<br>Current Footprint | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| Geography | 2020 Households (#) | 5 Year Proj. Gr. (%) | 2020 Median HHI ($) | 2020 Businesses (#) | April '20 Unemployment (%) [1] | Entered Market (Year) | Branch Count (#) | Market Share (%) |
| Cumberland, PA | 103,264 | 3.55 | 73,270 | 9,335 | 12.1 | **1919** | 7 | 9.39 |
| Dauphin, PA | 115,602 | 1.96 | 66,540 | 11,833 | 14.6 | **2016** | 1 | 0.60 |
| Franklin, PA | 60,450 | 1.44 | 67,030 | 5,544 | 13.0 | **1919** | 8 | 22.72 |
| Lancaster, PA | 205,626 | 2.29 | 69,608 | 19,739 | 14.7 | **2013** | 7 | 0.97 |
| Perry, PA | 18,253 | 1.11 | 69,103 | 1,424 | 13.4 | **2006** | 1 | 14.44 |
| **Pennsylvania** | **5,110,212** | **0.80** | **64,654** | **496,809** | **15.5** | | | |
| Anne Arundel, MD | 217,334 | 3.72 | 103,745 | 20,430 | 10.0 | **2019** | 1 | 0.42 |
| Baltimore, MD | 324,746 | 1.58 | 80,027 | 28,508 | 10.8 | **2019** | 3 | 1.17 |
| Baltimore, MD (City) | 241,282 | -1.11 | 52,534 | 22,617 | 11.9 | **2019** | 2 | 0.28 |
| Howard, MD | 120,273 | 5.08 | 119,437 | 11,530 | 8.1 | **2019** | 1 | 0.47 |
| Washington, MD | 56,913 | 1.87 | 64,813 | 5,612 | 12.1 | **2008** | 1 | 1.60 |
| **Maryland** | **2,265,674** | **2.41** | **87,818** | **216,949** | **10.1** | | | |
| **USA** | **125,476,002** | **3.45** | **66,010** | **12,492,759** | **14.4** | | | |
| Berks, PA | 157,402 | 1.25 | 66,616 | 15,067 | 17.2 | **Serviced through Eastern Region** | | |
| York, PA | 174,095 | 1.58 | 69,716 | 14,726 | 14.9 | **LPO opened 2018; Part of Central Region** | | |
| Carroll, MD | 61,394 | 2.02 | 101,065 | 6,170 | 9.4 | **Serviced through Maryland Region** | | |
| Frederick, MD | 95,182 | 5.03 | 97,619 | 9,478 | 9.8 | **Serviced through Maryland Region** | | |

- Market share in legacy markets remains strong
- Newer markets have favorable size and demographic trends compared to legacy markets
- 70.1% of aggregate market deposits controlled by 6 banks—all with assets greater than $50.0 billion
- Significant dislocation continues in all Orrstown's new markets

1. Given continuing high levels of initial unemployment claims since end of April, unemployment levels are lagging indicator and likely under count current level of unemployment. ▭ denotes legacy market.

# Proven Track Record of Organic Expansion in New Markets



Total Deposits: Lancaster County
(millions)1
135% CAGR
$250
$200
$150
$100
$50
$0
$3
$35
$68
$77
$114
$207
6/30/2015
6/30/2016
6/30/2017
6/30/2018
6/30/2019
6/17/2020
# BRANCHES
1
1
2
3
7
7



Total Loans: Lancaster County (excluding PPP)
(millions2)
41% CAGR
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$74.7
$150.5
$207.5
$240.1
$258.9
$323.0
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
3/31/2020
# BRANCHES
1
1
2
3
7
7

- Since entering Lancaster County in 2015, results have demonstrated the effectiveness of our Market President Model
- Market disruption in Maryland should provide favorable tailwind, similar to Lancaster County
- Hired 17 commercial lenders in Maryland and Pennsylvania last year
- Impact of new clients as a result of PPP should positively impact future loan and deposit growth trajectories

1 Total Deposits as of 6/30/YYYY per FDIC; 2020 Total Deposits utilizes same methodology as FDIC and as of 6/17/2020 and does include impacts of PPP deposit accounts; 2 Total loans outstanding is total of all loan types (commercial, consumer, mortgage) originated in Lancaster market, excluding loans that were subsequently re-domiciled to Lancaster County branches due to customer preference. Total loans outstanding data from internal reporting and does not include any impacts of SBA PPP lending program

# Potential Opportunities in an Unsettled Market

| Buyer/ Target Name | Status | Announce Date | Target State | Merger of Equals | Deal Value ($mm) | Acq. Branches (#) | Target Assets ($mm) | Target Deposits ($mm) |
|---|---|---|---|---|---|---|---|---|
| Howard Bancorp, Inc./Patapsco Bancorp, Inc. | Completed | 03/03/15 | MD | No | 10.1 | 4 | 226.4 | 183.5 |
| Hamilton Bancorp, Inc./Fairmount Bancorp, Inc. | Completed | 04/16/15 | MD | No | 15.4 | 1 | 79.6 | 54.6 |
| Kopernik Bank/Kosciuszko Federal Savings Bank | Completed | 06/03/15 | MD | No | 0.0 | 1 | 12.1 | 9.6 |
| Citizens Financial Services, Inc./First National Bank of Fredericksburg | Completed | 06/30/15 | PA | No | 22.1 | 7 | 232.4 | 214.1 |
| F.N.B. Corporation/Metro Bancorp, Inc. | Completed | 08/04/15 | PA | No | 474.0 | 32 | 3,001.4 | 2,368.7 |
| Old Line Bancshares, Inc./Regal Bancorp, Inc. | Completed | 08/05/15 | MD | No | 5.6 | 4 | 133.7 | 107.0 |
| BB&T Corporation/National Penn Bancshares, Inc. | Completed | 08/17/15 | PA | No | 1,830.0 | 129 | 9,604.3 | 6,733.5 |
| Hamilton Bancorp, Inc./Fraternity Community Bancorp, Inc. | Completed | 10/13/15 | MD | No | 27.0 | 3 | 161.4 | 112.1 |
| Revere Bank/BlueRidge Bank | Completed | 10/19/15 | MD | No | 20.1 | 2 | 205.1 | 180.6 |
| Bay Bancorp, Inc./Hopkins Bancorp, Inc. | Completed | 12/18/15 | MD | No | 23.2 | 2 | 239.7 | 203.4 |
| Kopernik Bank/Liberty Bank of Maryland | Completed | 02/20/16 | MD | No | 0.0 | 2 | 38.2 | 30.2 |
| Revere Bank/Monument Bank | Completed | 05/03/16 | MD | No | 65.1 | 4 | 513.8 | 405.1 |
| ACNB Corporation/New Windsor Bancorp, Inc. | Completed | 11/22/16 | MD | No | 33.3 | 7 | 311.1 | 272.9 |
| Old Line Bancshares, Inc./DCB Bancshares, Inc. | Completed | 02/01/17 | MD | No | 40.7 | 6 | 311.0 | 277.8 |
| Kopernik Bank/Saint Casimir's Savings Bank | Completed | 02/06/17 | MD | No | 0.0 | 4 | 88.0 | 67.2 |
| Rosedale Federal Savings and Loan Association/Midstate Community Bank | Completed | 02/15/17 | MD | No | 0.0 | 1 | 168.7 | 144.5 |
| Riverview Financial Corporation/CBT Financial Corporation | Completed | 04/20/17 | PA | Yes | 50.0 | 12 | 488.1 | 423.3 |
| Howard Bancorp, Inc./1st Mariner Bank | Completed | 08/15/17 | MD | No | 163.4 | 14 | 975.2 | 770.8 |
| Old Line Bancshares, Inc./Bay Bancorp, Inc. | Completed | 09/27/17 | MD | No | 128.6 | 13 | 645.9 | 535.9 |
| Juniata Valley Financial Corp./Liverpool Community Bank | Completed | 12/29/17 | PA | No | 0.0 | 1 | 46.4 | 36.2 |
| Orrstown Financial Services, Inc./Mercersburg Financial Corporation | Completed | 05/31/18 | PA | No | 32.4 | 6 | 184.0 | 160.7 |
| Northwest Bancshares, Inc./Donegal Financial Services Corp. | Completed | 06/12/18 | PA | No | 85.0 | 14 | 577.4 | 490.2 |
| LinkBancorp, Inc/Stonebridge Bank | Completed | 06/26/18 | PA | No | 1.1 | 2 | 57.7 | 53.5 |
| BV Financial, Inc. (MHC)/Kopernik Bank | Completed | 08/29/18 | MD | No | 0.0 | 4 | 157.7 | 112.6 |
| Orrstown Financial Services, Inc./Hamilton Bancorp, Inc. | Completed | 10/23/18 | MD | No | 58.5 | 7 | 525.3 | 404.5 |
| WesBanco, Inc./Old Line Bancshares, Inc. | Completed | 07/23/19 | MD | No | 500.1 | 37 | 3,075.6 | 2,384.5 |
| BV Financial, Inc. (MHC)/MB Bancorp, Inc. | Pending | 09/05/19 | MD | No | 31.0 | 3 | 147.1 | 94.9 |
| Sandy Spring Bancorp, Inc./Revere Bank | Pending | 09/24/19 | MD | No | 460.7 | 11 | 2,626.7 | 2,127.8 |

*Source: S&P Global Market Intelligence*

# Peer Profitability Comparison

## As a Percentage of Average Assets

Current below-peer returns are a result of prior investments that have yet to mature, but…

| | Peers[1] | Orrstown Q1 2020 |
|---|---|---|
| Net Interest Income | 3.27 | 3.10 |
| -Loan Loss Provision | 0.26 | 0.16 |
| +Noninterest Income | 0.96 | 1.20 |
| -Noninterest Expense | 2.70 | 3.10 |
| Pretax Net Income | 1.26 | 1.04 |
| -Income Tax Expense | 0.25 | 0.18 |
| GAAP Net Income | 1.03 | 0.86 |
| -Net Securities Gains (2) | 0.01 | (0.01) |
| +Nonrecurring Expenses (3) | 0.05 | (0.07) |
| Adjusted Net Income (4) | 1.07 | 0.80 |

…there is a path to improving returns.

- Branch optimization
- Improve Balance Sheet Mix
- Enhance Fee Income

1. Peers as listed in Orrstown Financial Services, Inc. Proxy Statement dated March 19, 2020—ACNB, AMNB, AROW, BCBP, BMTC, CFFI, CHMG, CZNC, CCNE, CVLY, EVBN, FCBC, FUNC, MPB, Old Line Bancshares, Inc., PGC, PWOD, PFIS, SHBI, SONA, UVSP. Peers shown as average over 18 months.
2. Adjusted at 21.0% statutory tax rate.
3. Adjusted for a $0.5 million insurance claim recovery at 21.0% statutory tax rate
4 A non-GAAP measure—see the GAAP to non-GAAP reconciliations for Orrstown in the Appendix

# 2015-2019: Strategic Investments Continue

## 2015
Investments in customer-facing talent to take advantage of significant market disruption:
- Cash Management Team
- Commercial Lender lift outs begin
- First investment in Lancaster County
- "Acquisition without the intangibles"

## 2016
Investments in customer-facing talent continue:
- 14 new customer-facing hires
- Continue franchise expansion east of Susquehanna River (Lancaster and Dauphin counties)

Opened <1,000 sq. ft. "one drawer" branch at HRO. Currently exceeds $40MM in deposits.

## 2017
Reaped rewards of previous investments:
- Continued organic expansion with double digit loan and deposit growth
- Maintain LTD ratio in low to mid 80% range
- Improved Efficiency ratio by 870-plus bps
- 1Q17 to 4Q17 NIM improvement

## 2018
- First acquisition announced: Mercersburg Financial Corp.
- Second acquisition announced: Hamilton Bancorp
- Continued organic growth: three new branches opened in Lancaster, LPO in York
- Continued strong Y-O-Y performance (NI +40%)
- Closed Mercersburg in 4Q18

## 2019
- Successful Mercersburg core conversion Q1 and exceeded 45% cost reduction goal
- Closed Hamilton in Q2 and successful core conversion in Q3
- Market President for Maryland market joined in July
- Reinvested Hamilton cost saves into commercial team of 7
- CFO joined in July
- Announced closure of 5 financial centers and sale of ~50,000 sq. ft. of excess capacity[1]

KEY TAKEAWAYS
- Experienced management team began investing in franchise expansion earlier than competition: *"Investments in technology and talent"*
- Hired 17 commercial lenders in 2019
- Truist MOE, Sandy Spring/Revere and other acquisitions present same opportunity in Maryland market
- Strategic plan anticipates combination of continued organic growth and an eye toward acquisition opportunities
- COVID-19 impacts may delay execution of certain strategic plan elements in 2020

5 branches closed effective 1/31/2020; North Pointe Operations Center (50,000 excess sq. ft. capacity) scheduled for sale in 2020

# Performance Ratios

| *dollars in millions* Profitability Ratios | 2015 | 2016 | 2017 | 2018 | 2019 | Growth 1 Year | Growth 3 Year |
|---|---|---|---|---|---|---|---|
| ***Reported*** | | | | | | | |
| **Pre-tax Pre-provision Income** | **8.9** | **8.1** | **13.4** | **15.2** | **20.5** | **35%** | **152%** |
| Pre-tax Pre-provision Inc / Avg Assets | 0.72% | 0.61% | 0.90% | 0.89% | 0.92% | | |
| Pre-tax Pre-provision Inc / Avg Equity | 6.8% | 5.9% | 9.5% | 10.2% | 10.0% | | |
| Efficiency Ratio | 83% | 86% | 79% | 79% | 79% | | |
| Operating Expense / Average Assets | 3.6% | 3.6% | 3.4% | 3.4% | 3.5% | | |
| ***Core[1]*** | | | | | | | |
| **Pre-tax Pre-provision Income** | **7.0** | **6.7** | **12.2** | **17.4** | **24.7** | **42%** | **268%** |
| Pre-tax Pre-provision Inc / Avg Assets | 0.57% | 0.51% | 0.82% | 1.02% | 1.11% | | |
| Pre-tax Pre-provision Inc / Avg Equity | 5.3% | 4.9% | 8.7% | 11.7% | 12.0% | | |
| Efficiency Ratio | 86% | 88% | 80% | 76% | 73% | | |
| Operating Expense / Average Assets | 3.6% | 3.6% | 3.4% | 3.2% | 3.1% | | |

1 Non-GAAP based financial measure. Please refer to the appendix for additional information. Core income statement excludes investment security gains, merger related charges and branch consolidation expenses

# Summary Financial Trends

| *dollars in millions (except for per share information)* Summary Trends | 2015 | 2016 | 2017 | 2018 | 2019 | Growth 1 Year | Growth 3 Year |
|---|---|---|---|---|---|---|---|
| Assets | 1,293 | 1,415 | 1,559 | 1,934 | 2,383 | 23% | 68% |
| Net Loans | 774 | 873 | 1,003 | 1,237 | 1,639 | 33% | 88% |
| Deposits | 1,032 | 1,152 | 1,220 | 1,559 | 1,876 | 20% | 63% |
| Equity | 133 | 135 | 145 | 173 | 223 | 29% | 66% |
| | | | | | | | |
| Tangible Book Value / Share[1] | 16.06 | 16.14 | 17.22 | 16.73 | 17.65 | 5% | 9% |
| Diluted Earnings / Share | 0.97 | 0.81 | 0.98 | 1.50 | 1.61 | 7% | 99% |
| Dividend / Share | 0.22 | 0.35 | 0.42 | 0.51 | 0.60 | 18% | 71% |
| Market Capitalization | 148 | 186 | 211 | 172 | 253 | 48% | 36% |
| Employees | 302 | 319 | 330 | 376 | 450 | 20% | 41% |

1. Non-GAAP based financial measure. Please refer to the appendix for additional information

# Income Statement Trends

| *dollars in millions* Income Statement | 2015 | 2016 | 2017 | 2018 | 2019 | Growth 1 Year | Growth 3 Year |
|---|---|---|---|---|---|---|---|
| Net Interest Income | 34.3 | 36.5 | 43.8 | 52.2 | 69.3 | 33% | 90% |
| Non-Interest Income | 17.3 | 18.3 | 18.8 | 20.0 | 23.8 | 19% | 30% |
| Net Securities Gains | 1.9 | 1.4 | 1.2 | 1.0 | 4.7 | 372% | 234% |
| **Total Revenue** | **53.5** | **56.3** | **63.8** | **73.2** | **97.8** | **34%** | **74%** |
| Non-Interest Expense | 44.6 | 48.1 | 50.3 | 54.7 | 68.3 | 25% | 42% |
| Merger & Consolidation Charges | 0.0 | 0.0 | 0.0 | 3.2 | 9.0 | 180% | NM |
| **Total Expenses** | **44.6** | **48.1** | **50.3** | **57.9** | **77.3** | **33%** | **61%** |
| Provision for Loan Losses | -0.6 | 0.3 | 1.0 | 0.8 | 0.9 | 13% | 260% |
| **Pretax Income** | **9.5** | **7.9** | **12.4** | **14.4** | **19.6** | **36%** | **149%** |
| **Net Income** | **7.9** | **6.6** | **8.1** | **12.8** | **16.9** | **32%** | **155%** |

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| *in dollars* | | | | | | | |
| Core Revenue[1] | 51.6 | 54.9 | 62.6 | 72.2 | 93.1 | 29% | 70% |
| Core Expense[1] | 44.6 | 48.1 | 50.3 | 54.7 | 68.3 | 25% | 42% |
| **Core Pre-tax Pre-provision Income** | **7.0** | **6.7** | **12.2** | **17.4** | **24.7** | **42%** | **268%** |
| *per diluted share* | | | | | | | |
| Core Revenue[1] | 6.34 | 6.74 | 7.61 | 8.45 | 8.85 | 5% | 31% |
| Core Expense[1] | 5.48 | 5.91 | 6.12 | 6.41 | 6.50 | 1% | 10% |
| **Core Pre-tax Pre-provision Income** | **0.86** | **0.83** | **1.49** | **2.04** | **2.35** | **15%** | **185%** |

(000's)

1 Non-GAAP based financial measure. Please refer to the appendix for additional information

Core income statement excludes investment security gains, merger related charges and branch consolidation expenses

# Balance Sheet Trends

| *dollars in millions*<br>**Loan Portfolio Mix** | **2015** | **2016** | **2017** | **2018** | **2019** | **Growth 1 Year** | **Growth 3 Year** |
|---|---|---|---|---|---|---|---|
| **Total Gross Loans** | **788** | **886** | **1,016** | **1,251** | **1,654** | **32%** | **87%** |
| Residential Mortgage | 16% | 16% | 16% | 19% | 20% | | |
| Home Equity | 16% | 15% | 14% | 12% | 11% | | |
| Other Consumer | 1% | 1% | 2% | 3% | 3% | | |
| **Total Consumer Loans** | **33%** | **32%** | **33%** | **34%** | **34%** | | |
| **Construction Loans** | **6%** | **3%** | **3%** | **4%** | **3%** | | |
| Commercial Real Estate | 43% | 49% | 49% | 45% | 46% | | |
| Commercial & Industrial | 9% | 10% | 11% | 13% | 13% | | |
| Other Commercial | 7% | 6% | 4% | 4% | 3% | | |
| **Total Commercial Loans** | **60%** | **65%** | **64%** | **62%** | **62%** | | |
| **Total Loans** | **100%** | **100%** | **100%** | **100%** | **100%** | | |

| *dollars in millions*<br>**Deposit Portfolio Mix** | **2015** | **2016** | **2017** | **2018** | **2019** | **Growth 1 Year** | **Growth 3 Year** |
|---|---|---|---|---|---|---|---|
| **Total Deposits** | **1,032** | **1,152** | **1,220** | **1,559** | **1,876** | **20%** | **63%** |
| Non-Interest DDA | 13% | 13% | 13% | 13% | 13% | | |
| Interest DDA | 35% | 39% | 39% | 36% | 33% | | |
| **Total DDA** | **47%** | **52%** | **52%** | **49%** | **46%** | | |
| Money Market & Savings | 23% | 23% | 25% | 26% | 26% | | |
| **Total Core Deposits** | **70%** | **74%** | **78%** | **75%** | **72%** | | |
| CD | 30% | 26% | 22% | 25% | 28% | | |
| **Total Deposits** | **100%** | **100%** | **100%** | **100%** | **100%** | | |

# Capital Adequacy

| *dollars in millions* Capital Adequacy | 2015 | 2016 | 2017 | 2018 | 2019 | Growth 1 Year | Growth 3 Year |
|---|---|---|---|---|---|---|---|
| Tier 1 Capital | 123.8 | 127.0 | 138.8 | 160.1 | 196.5 | 23% | 55% |
| Tier 2 Capital | 10.7 | 12.0 | 13.6 | 46.9 | 47.6 | 1% | 296% |
| **Total Regulatory Capital** | **134.6** | **139.0** | **152.4** | **207.0** | **244.0** | **18%** | **76%** |
| | | | | | | | |
| Tier 1 Leverage Ratio | 9.8% | 9.3% | 9.0% | 8.4% | 8.6% | | |
| Common Equity Tier 1 Ratio | 14.6% | 13.3% | 12.1% | 12.0% | 11.3% | | |
| Tier 1 Capital Ratio | 14.6% | 13.3% | 12.1% | 12.0% | 11.3% | | |
| Total Risk Based Capital Ratio | 15.8% | 14.6% | 13.3% | 15.6% | 14.1% | | |

# Path to Improving Profitability

- **Continuation of execution of growing the relationship community bank**
  - Expand loan origination capacity with 3 new lending teams and invest in new locations (York County, Central Region, Maryland Region) in target markets
- **Branch efficiency optimization** using new continuous assessment process to identify underperforming locations
  - Previously announced closure of 5 branches completed in Q1 2020 and sale of ~50,000 sq. ft. of excess real estate
  - Scale branches in Eastern Region (Lancaster and Berks Counties) and Central Region (Dauphin and York Counties and West Shore) to full potential
  - Optimize Maryland branch network
- **Balance sheet mix optimization** with the goal of expanding the net interest margin
  - Grow relationship C&I, CRE and cash management deposits
  - Reduce on balance sheet mortgages; sell new production
  - Reduce investment portfolio concentration & wholesale funding
- **Fee income enhancement**
  - Expand mortgage banking origination capacity leading to higher gain on sale fees (in market branch referrals and in market LPO's)
  - Expand Trust & Wealth Management into Maryland & continue expansion into Lancaster
  - Continue rollout of interest rate hedging solutions for commercial clients
  - Focus on growth in interchange revenue and other retail services

***Objective is to improve ROA; achieve peer median in 2-3 years***

# 2019: Investments in Organic Expansion



Commercial Pipeline Trend
Impact of lender recruiting
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19



2 C&I Lenders
1 Market Pres. & 1 CRE Lender
1 Market Pres.
3 C&I Lenders
3 C&I Lenders
2 C&I Lenders
1 C&I Lender

Recruiting Philosophy:
Recruit experienced market presidents from regional and super-regional banks.

Give them the authority and responsibility to recruit lending, branch, mortgage, and wealth management talent to build the business within a disciplined and established ERM framework.

- 17 Commercial Lenders added in 2019 (26 total commercial lenders in organization[1]) Illustration of pipeline growth manifested in strong Q4 2019 and Q1 2020 loan growth and was instrumental in our PPP success.

1. Total Commercial Lenders includes four Market Presidents and Chief Revenue Officer; it does not include small business lending specialists who generally handle credits of $500,000 or less. Three of the 26 commercial lenders are CRE specialists, the remaining 23 are C&I lenders

# COVID-19 Response

Orrstown Bank responded quickly by executing its business continuity plans to protect employees, clients, and the general public while serving all constituents as an essential business

## Employees

- Initiated work-from-home ("WFH") protocol on 3/18/2020[1] , 67% of employees telecommuted (more than 300)
- No furloughs or layoffs-all affected employees temporarily assigned other roles[2]
- Continuous (daily/weekly) employee communications throughout WFH period
- Re-emphasized availability of employee assistance programs
- Updates relative to proliferation of scams and enhanced cybersecurity monitoring
- Modification of Paid Time Off program to allow vacation carryover 2020>>2021
- Supportive of flex-scheduling for those with dependent, elder care needs as a result of COVID-19 impacts.

## Clients & Prospects

- First COVID-19 communication on March 12th and 18 formal (and numerous informal) communiques to date
- All retail locations with drive-thrus remained open, many with extended hours
- For client and employee health and safety, lobby visits and face-to-face interaction by appointment only and if no other feasible alternative
- All protective measures in place for eventual return to more normal working environment (social distancing, enhanced cleaning, gloves, polycarbonate shielding, etc.)
- Significant PPP producer by asset size with 2,889 loans totaling $468.0 million[3]

## Communities

Seen as community leader throughout region with numerous media outreach efforts, including:

- Numerous live interviews and news articles in local and national publications supporting safety protocols
- Only bank in nation at White House business roundtable in support of PPP

- Continued PA Educational Improvement Tax Credit Program support through "virtual check presentations" of $750,000
- Partnered with the Spanish American Civic Association in Lancaster, PA to ensure outreach to underserved community. Developed Spanish language PPP application and other supporting materials
- Held one of the first virtual annual shareholder meetings on 4/28/2020

1. Current expectation based on Governors' guidance in PA and MD is for phased return to work which began 6/22/2020 and retail branch opening on 7/6/2020; 2. Many retail employees, in particular, were instrumental in PPP loan production; 3. PPP data from internal reporting as of close of business 6/21/2020.

# 2020: Execution of SBA's Payroll Protection Program


2,889
PPP CLIENTS & PROSPECTS
$468.0
MILLION

All hands on deck approach and solid technology infrastructure enabled Orrstown to garner significant PPP clients, resulting in **$13.5 million in income**

1,733 New Commercial Clients as a result of PPP (many from larger institutions). Systemic outreach to expand relationships


1,156
60%
NEW TO BANK
1,733
New Clients in PPP
Existing Clients in PPP

**KEY TAKEAWAYS**

- Ability to ramp up quickly and assign resources key to Orrstown's PPP success
- Multi-pronged outreach in place and being closely monitored to ensure Bank leverages new client opportunities

PPP Data from internal reports as of close of business 6/21/2020. New clients represented 60% of PPP loans by number and 55% by dollar volume.

# Short-Term Financial Priorities to Mitigate COVID-19 event

## Risk Management

- Conservative near term risk appetite
- Help clients to manage through potentially difficult upcoming period
- Provide solutions of loan payment deferrals and SBA PPP loans
- Early identification of problem loans with quick resolution
- Focus on higher risk loan concentrations; enhanced risk management
- Continue to maintain strong liquidity with readily available contingent liquidity
- Closely monitor investment portfolio risks; shrink portfolio over time

## Net Interest Margin Management

- Reprice deposit and wholesale funding portfolios lower
- Focus on optimizing balance sheet mix

# Short-Term Financial Priorities to Mitigate COVID-19 event

## Capture Fee Income

- Mortgage banking refinance activity
- Interest rate hedging revenue for commercial clients
- Wealth management opportunity

## Capital

- Maintain strong capital position
- Slower balance sheet growth expected
- Maintain common dividend

## Spending Discipline

- Defer capital investments
- Reduce controllable expenses

# COVID-19 Response: Loan Portfolio

| Loan Category | # of Loans Provided COVID-19 Relief[1] | $ of Loans Provided COVID-19 Relief[2] |
|---|---|---|
| Commercial | 385 | $200.4 million |
| Consumer | 72 | $4.4 million |
| Residential Mortgages | 156 | $17.2 million |
| **TOTAL** | **613** | **$222.0 million** |

- Proactive approach to systematic client outreach and understanding of COVID-19 impacts
- Conservative lending practices have resulted in relatively low exposure to most challenged industries
- Plan in place to augment Special Assets Group as necessary going forward
- Our intention is to identify and move problem assets off our books as quickly as possible vs. "wait and see" approach

Data source: internal reporting as of 6/9/2020. 2. Reporting number of loans requesting relief, not number of clients which is lower. 3. Based on total exposure by category.

# COVID-19 Response: CRE Concentrations

| Loans Modified as a Result of COVID-19 | | | |
|---|---|---|---|
| | As Measured Against Segment Exposure/Count | | |
| **Portfolio Segmentation** | **Exposure (%)** | **Loan Count (%)** | **Exposure ($ in 000's)** |
| **Construction & Land Development** | **2.04%** | **2.05%** | **1,820** |
| *1-4 Family* | 0.00% | 0.00% | 0 |
| *Other* | 2.96% | 3.09% | 1,820 |
| | | | |
| **Commercial Real Estate(NOO)** | **22.73%** | **19.87%** | **88,017** |
| Strip Centers/Retail | 22.59% | 16.98% | 11,941 |
| Office | 11.84% | 18.89% | 19,973 |
| Storage Units | 40.31% | 30.00% | 10,205 |
| Warehouse | 4.26% | 3.45% | 1,665 |
| Mixed Use | 24.68% | 17.02% | 2,572 |
| Mobile Homes | 0.00% | 0.00% | 0 |
| National Credit Tenant | 0.00% | 0.00% | 0 |
| All Other CRE NOO | 50.27% | 34.48% | 41,661 |
| **Multi Family (5+ Units)** | **33.08%** | **16.92%** | 36,086 |
| **Restaurants & Bars** | **37.11%** | **12.39%** | 17,832 |
| **Hotels & Motels (including B&B)** | **66.54%** | **25.86%** | 38,012 |

Data source: internal reporting as of 6/9/2020.

# Long Term Phases of Growth

**COVID-19 IMPACTS MAY AFFECT TIMING OF EXECUTION OF STRATEGIC PLAN**

| Phase 1 (completed) | Phase 2 2021-2022 | Phase 3 2022-2025 | Phase 4 (ongoing) |
|---|---|---|---|
| **BUILD SCALE WITH ACQUISITIONS, ORGANIC GROWTH, AND KEY HIRES** | **ENHANCE AND OPTIMIZE PROFITABILITY OF BALANCE SHEET** | **ACHIEVE GROWTH THROUGH ACQUISTION AND ORGANIC GEOGRAHIC EXPANSION** | **DISCIPLINED GROWTH AND EXECUTION OF STRATEGIC PLAN** |
| • Market expansion efforts in Eastern, Central, and Maryland regions (investments in customer facing talent and infrastructure to successfully enter new markets)<br>• Two acquisitions last year<br>• Focus on revenue growth and scale | • Prepare platform for next phase of growth, including evaluation of fintech partnerships to accelerate digital offerings<br>• Achieve scale in past investments<br>• Achieve ROA of 1.15% or greater<br>• Reach peer profitability<br>• Continue to control expenses through automation and efficiency efforts | • Maintain peer profitability metrics<br>• Objective of $3-$5 billion in assets, ROA at peer levels<br>• Continue to control expenses through automation and efficiency efforts | • Maintain peer profitability metrics<br>• Continue to execute strategic plan<br>• Continue to control expenses through automation and efficiency efforts |

# Favorable Conditions for Success in Maryland

## Highlights

- Strategically located in the Mid-Atlantic, Baltimore is the 20th most populated MSA in the nation
- Significant market disruption expected from **BB&T/SunTrust, Old Line/WesBanco, Sandy Spring/Revere** mergers
- Greater Baltimore's growth has outpaced Philadelphia, Chicago and Detroit
- Greater Baltimore has become a leading U.S. metro area for the start-up and growth of new businesses, ranking 3rd and 5th respectively
- Greater Baltimore is the 4th most educated region among the nation's large metropolitan areas
- Greater Baltimore is home to more than 30 colleges and universities
- In the last five years, professional, scientific and technical service contract dollars have increased more than 60%
- Thriving port and easy access via rail, air and highways; connected to legacy markets by Interstate 83

## Greater Baltimore – Top 10 Employers[1]

| Company | # of Employees | Business |
|---|---|---|
| Johns Hopkins University | 25,869 | Education |
| Johns Hopkins Health System | 22,142 | Health Care |
| University of Maryland Medical System | 19,500 | Health Care |
| MedStar Health | 12,385 | Health Care |
| Lifebridge Health | 9,959 | Health Care |
| Northrop Grumman Corp. | 8,925 | Manufacturing |
| Wal-Mart Stores Inc. | 7,506 | Retail |
| Exelon Corp. | 5,284 | Utilities |
| Giant Food LLC | 5,075 | Retail |
| Mercy Health Services | 5,015 | Health Care |

## Baltimore County – Featured Headquarters

Source: Economic Alliance of Greater Baltimore; Baltimore Business Journal, 2016-2017; Baltimorecountymd.gov; Commerce.Maryland.gov 1 Only private sector (non-government) employers are included

# Continued Technology Investments are Priority

## Data as a Differentiator

**Defensive capabilities:**
- Real-time monitoring of malicious actor penetration attempts (left)
- Real-time monitoring of network, core, and ancillary systems by location (right)





## Data as a Differentiator

**Offensive capabilities:**
- Beginning to use artificial intelligence based on client behavior to predict additional products/services
- Real-time monitoring of KPIs vs. goal/pace for all lines of business (example to right: mortgage business)

Underwriting queue by processor and status

Individual deal queue (days from application to close)



- Loans by credit score
- Monthly production trending
- Rolling performance snapshot by lender
- Lead tracking by source

Data driven organization with focus on delivering key real-time data to our customer-facing teams

More than $5 million in foundational investments since 2014:
- Scalable with minimal incremental near to mid-term investment required
- Focus on building blocks and enterprise risk management / cyber security
- Significant investments in distance learning hardware and software

One of only two banks in 3rd Federal Reserve district with remote loan review (recently completed third remote review)

# Loan Mix

Orrstown Financial Services, Inc.
Loan Mix

| Category | 2015 ($ mil.) | 2015 (%) | 2016 ($ mil.) | 2016 (%) | 2017 ($ mil.) | 2017 (%) | 2018 ($ mil.) | 2018 (%) | 2019 ($ mil.) | 2019 (%) | YTD 03/31/2020 ($ mil.) | YTD 03/31/2020 (%) | 4.25 Yr CAGR (%) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Construction | 50.7 | 6.5 | 30.7 | 3.5 | 31.0 | 3.1 | 49.4 | 4.0 | 57.4 | 3.5 | 62.4 | 3.8 | 5.0 |
| Consumer/HELOC | 118.2 | 15.1 | 127.3 | 14.4 | 154.0 | 15.2 | 176.9 | 14.2 | 215.9 | 13.1 | 200.7 | 12.0 | 13.3 |
| Residential Mortgage | 197.5 | 25.3 | 216.6 | 24.5 | 252.3 | 25.0 | 347.9 | 27.9 | 470.2 | 28.6 | 456.9 | 27.6 | 21.8 |
| CRE | 145.4 | 18.6 | 206.4 | 23.4 | 244.5 | 24.2 | 252.8 | 20.3 | 361.1 | 22.0 | 377.9 | 22.8 | 25.2 |
| Commercial | 165.0 | 21.1 | 182.4 | 20.6 | 215.0 | 21.3 | 251.9 | 20.2 | 344.1 | 20.9 | 360.5 | 21.8 | 20.2 |
| Multifamily | 35.1 | 4.5 | 47.7 | 5.4 | 53.6 | 5.3 | 78.9 | 6.3 | 106.9 | 6.5 | 107.8 | 6.5 | 30.2 |
| State & Municipal | 57.5 | 7.4 | 53.7 | 6.1 | 42.1 | 4.2 | 51.0 | 4.1 | 47.1 | 2.9 | 46.6 | 2.8 | (4.9) |
| Other | 12.3 | 1.6 | 18.5 | 2.1 | 17.6 | 1.7 | 38.8 | 3.1 | 41.7 | 2.5 | 44.2 | 2.7 | 35.2 |
| **Total Loans HFI** | **781.7** | | **883.4** | | **1,010.0** | | **1,247.7** | | **1,644.3** | | **1,656.9** | | **19.3** |

Orrstown Financial Services, Inc. Loan Mix as of 03/31/2020



Commercial 22%
Multifamily 6%
State & Municipal 3%
Other 3%
Construction 4%
Consumer/HELOC 12%
Residential Mortgage 27%
CRE 23%

NPAs/ Assets (%)



1.00
0.80
0.60
0.40
0.20
0.00
0.52
0.69
0.27
0.46
0.34
2016
2017
2018
2019
YTD
ORRF
Peers

- Longer-term, organic shift to organic commercial loans
- Reduced risk profile of loan book

Data Source: S&P Global Market Intelligence

# Asset Quality Trends



NPAs/ Assets (%)
1.00
0.80
0.60
0.40
0.20
0.00
0.52
0.69
0.27
0.46
0.34
2016
2017
2018
2019
YTD
ORRF
Peers



NPAs/ Assets (%)
0.80
0.60
0.40
0.20
0.00
0.26
0.21
0.33
0.46
0.34
03/19
06/19
09/19
12/19
03/20
ORRF
Peers



Reserves/ Loans Held For Investment (%)
2.00
1.50
1.00
0.50
0.00
1.45
1.27
1.12
0.89
0.95
2016
2017
2018
2019
YTD
ORRF
Peers



Reserves/ Loans Held For Investment (%)
1.20
1.10
1.00
0.90
0.80
0.70
0.60
1.13
0.90
0.93
0.89
0.95
03/19
06/19
09/19
12/19
03/20
ORRF
Peers

Data Source: S&P Global Market Intelligence

Note: Purchase accounting marks related to Mercersburg and Hamilton transactions are not included in the reserve consistent with GAAP.

# Deposit Mix

**Orrstown Financial Services, Inc.**
Deposit Mix

| Category | 2015 ($ mil.) | 2015 (%) | 2016 ($ mil.) | 2016 (%) | 2017 ($ mil.) | 2017 (%) | 2018 ($ mil.) | 2018 (%) | 2019 ($ mil.) | 2019 (%) | YTD 03/31/2020 ($ mil.) | YTD 03/31/2020 (%) | 4.25 Yr CAGR (%) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| DDA | 131.4 | 12.7 | 150.7 | 13.1 | 162.6 | 13.3 | 208.8 | 13.4 | 253.0 | 13.5 | 267.4 | 14.1 | 18.2 |
| NOW | 356.5 | 34.5 | 443.8 | 38.5 | 476.5 | 39.1 | 556.9 | 35.7 | 609.8 | 32.5 | 626.8 | 33.0 | 14.2 |
| MMDA & Savings | 239.4 | 23.2 | 261.1 | 22.7 | 306.4 | 25.1 | 409.2 | 26.3 | 493.1 | 26.3 | 516.4 | 27.2 | 19.8 |
| Retail CDs | 185.3 | 17.9 | 192.3 | 16.7 | 252.2 | 20.7 | 343.6 | 22.0 | 450.5 | 24.0 | 418.0 | 22.1 | 21.1 |
| Jumbo CDs | 119.7 | 11.6 | 104.5 | 9.1 | 21.9 | 1.8 | 40.3 | 2.6 | 69.1 | 3.7 | 68.7 | 3.6 | (12.2) |
| **Total Deposits** | **1,032.2** | | **1,152.5** | | **1,219.5** | | **1,558.8** | | **1,875.5** | | **1,897.3** | | **15.4** |

**Orrstown Financial Services, Inc. Deposit Mix as of 2020**



Retail CDs 22%
Jumbo CDs 4%
DDA 14%
NOW 33%
MMDA & Savings 27%



Annual Int Cost: Int-bearing Deposits (%)
1.50
1.00
0.50
0.00
0.51
0.59
0.86
1.20
1.07
2016
2017
2018
2019
03/20
ORRF
Peers

- Longer-term, organic shift to organic core funding
- Raised rates faster than peers initially, slowed deposit rate increases earlier than peers
  - Recent increases tied to Hamilton transaction related mix shift and timing

Data Source: S&P Global Market Intelligence

# Key Metrics: 2016 to March 31, 2020

Return metrics improved due to:

- Capacity utilization
- Loan growth and mix shift
- Capital deployment, and
- The risk profile of the company



Reported: ROAA (%)
1.20
1.00
0.80
0.60
0.40
0.5
0.54
0.75
0.76
0.86
2016
2017
2018
2019
YTD
ORRF
Peers



NPAs/ Assets (%)
1.00
0.80
0.60
0.40
0.20
0.00
0.52
0.69
0.27
0.46
0.34
2016
2017
2018
2019
YTD
ORRF
Peers



Efficiency Ratio (%)
90.00
80.00
70.00
60.00
50.00
40.00
85.53
78.94
79.17
79.01
71.96
2016
2017
2018
2019
YTD
ORRF
Peers

Data Source: S&P Global Market Intelligence

# For Additional Information

Thomas R. Quinn, Jr.
President & CEO
tquinn@orrstown.com
717-530-2602

Thomas R. Brugger
Chief Financial Officer
tbrugger@orrstown.com
717-510-7131

Matthew C. Schultheis, CFA
Investor Relations
mschultheis@orrstown.com
717-510-7127

# Appendix

- Five year performance metrics and operating results
- Five quarter performance metrics and operating results
- GAAP to non-GAAP reconciliations

# Five Year Trends: Summary Financials

| (Dollars in thousands, unless indicated) | 2019 | 2018 | 2017 | 2016 | 2015 |
|---|---|---|---|---|---|
| **Results of Operations:** | | | | | |
| Tax-equivalent interest income | 94,037 | 67,084 | 53,900 | 44,185 | 40,666 |
| Interest expense | 23,699 | 13,511 | 7,644 | 5,417 | 4,301 |
| Tax-equivalent net interest income | 70,338 | 53,573 | 46,256 | 38,768 | 36,365 |
| Tax-equivalent adjustment | 1,043 | 1,417 | 2,447 | 1,909 | 1,653 |
| Provision (credit) for loan losses | 900 | 800 | 1,000 | 250 | (603) |
| Non-interest income | 28,541 | 21,024 | 19,949 | 19,425 | 18,800 |
| Non-interest expense | 77,302 | 57,935 | 50,330 | 48,140 | 44,607 |
| Income before taxes | 19,634 | 14,445 | 12,428 | 7,894 | 9,508 |
| Income taxes | 2,710 | 1,640 | 4,338 | 1,266 | 1,634 |
| Net income | 16,924 | 12,805 | 8,090 | 6,628 | 7,874 |
| **Per Share Data & Market Capitalization:** | | | | | |
| Market capitalization ($ millions) | 253.3 | 171.7 | 210.8 | 185.6 | 147.6 |
| End of period price per share | $22.62 | $18.21 | $25.25 | $22.40 | $17.84 |
| Net income (loss) - basic per share | $1.63 | $1.53 | $1.00 | $0.82 | $0.97 |
| Net income (loss) - diluted per share | $1.61 | $1.50 | $0.98 | $0.81 | $0.97 |
| Dividends declared per share | $0.60 | $0.51 | $0.42 | $0.35 | $0.22 |
| Book value per share | $19.93 | $18.39 | $17.34 | $16.28 | $16.08 |
| **Period End Balances:** | | | | | |
| Assets | 2,383,274 | 1,934,388 | 1,558,849 | 1,414,504 | 1,292,816 |
| Loans & Leases | 1,644,330 | 1,247,657 | 1,010,012 | 883,391 | 781,713 |
| Securities | 490,885 | 465,844 | 415,308 | 400,154 | 394,124 |
| Deposits | 1,875,522 | 1,558,756 | 1,219,515 | 1,152,452 | 1,032,167 |
| Borrowings | 249,783 | 179,378 | 177,391 | 112,027 | 113,651 |
| Shareholders equity | 223,249 | 173,433 | 144,765 | 134,859 | 133,061 |
| **Average Balances:** | | | | | |
| Assets | 2,225,121 | 1,710,597 | 1,488,423 | 1,325,150 | 1,233,549 |
| Loans & Leases | 1,492,815 | 1,080,443 | 944,352 | 833,265 | 746,368 |
| Securities | 499,282 | 479,517 | 420,583 | 360,355 | 381,668 |
| Deposits | 1,843,077 | 1,377,557 | 1,197,522 | 1,092,843 | 982,996 |
| Borrowings | 144,479 | 165,951 | 134,150 | 80,722 | 107,784 |
| Shareholders equity | 206,021 | 149,662 | 141,301 | 137,973 | 131,453 |

Data Source: S&P Global Market Intelligence; Prior years have been conformed to the 2019 presentation

# Five Year Trends: Key Performance Metrics

| *(Percent unless indicated)* | 2019 | 2018 | 2017 | 2016 | 2015 |
|---|---|---|---|---|---|
| **Performance Ratios:** | | | | | |
| Return on average assets | 0.76 | 0.75 | 0.54 | 0.50 | 0.64 |
| Return on average common equity | 8.21 | 8.56 | 5.73 | 4.80 | 5.99 |
| Yield on average interest-earning assets | 4.59 | 4.20 | 3.90 | 3.61 | 3.54 |
| Rate on average interest-bearing liabilities | 1.35 | 0.99 | 0.65 | 0.53 | 0.45 |
| Net interest spread | 3.24 | 3.21 | 3.25 | 3.08 | 3.10 |
| Net interest margin | 3.43 | 3.36 | 3.35 | 3.16 | 3.17 |
| Efficiency ratio | 79.01 | 79.17 | 78.94 | 85.53 | 83.36 |
| **Capital Ratios:** | | | | | |
| Tier 1 leverage | 8.56 | 8.42 | 8.95 | 9.33 | 9.77 |
| Common equity tier 1 to risk-weighted assets | 11.33 | 12.03 | 12.11 | 13.30 | 14.55 |
| Tier 1 capital to risk-weighted assets | 11.33 | 12.03 | 12.11 | 13.30 | 14.55 |
| Total regulatory capital to risk-weighted assets | 14.07 | 15.56 | 13.29 | 14.55 | 15.81 |
| Average equity to average assets | 9.26 | 8.75 | 9.49 | 10.41 | 10.66 |
| **Credit Quality Ratios:** | | | | | |
| Allowance for loan loss to loans | 0.89 | 1.12 | 1.27 | 1.45 | 1.74 |
| Nonperforming assets to assets | 0.46 | 0.27 | 0.69 | 0.52 | 1.34 |
| Net charge-offs to average loans and leases | 0.02 | (0.04) | 0.10 | 0.13 | 0.08 |

Data Source: S&P Global Market Intelligence; Prior years have been conformed to the 2019 presentation.

# Five Quarter Trends: Summary Financials

| (Dollars in thousands, unless indicated) | 03/20 | 12/19 | 09/19 | 06/19 | 03/19 |
|---|---|---|---|---|---|
| **Results of Operations:** | | | | | |
| Tax-equivalent interest income | 24,164 | 24,225 | 25,044 | 24,764 | 20,004 |
| Interest expense | 5,705 | 6,087 | 6,757 | 5,957 | 4,898 |
| Tax-equivalent net interest income | 18,459 | 18,138 | 18,287 | 18,807 | 15,106 |
| Tax-equivalent adjustment | 197 | 197 | 208 | 292 | 346 |
| Provision (credit) for loan losses | 925 | - | 300 | 200 | 400 |
| Non-interest income | 7,074 | 7,030 | 8,602 | 7,774 | 5,135 |
| Non-interest expenses | 18,304 | 19,709 | 18,140 | 23,292 | 16,161 |
| Income before taxes | 6,107 | 5,262 | 8,241 | 2,797 | 3,334 |
| Income taxes | 1,039 | 1,028 | 1,340 | 110 | 232 |
| Net income | 5,068 | 4,234 | 6,901 | 2,687 | 3,102 |
| **Per Share Data & Market Capitalization:** | | | | | |
| Market capitalization ($ millions) | 154.2 | 253.3 | 244.7 | 246.8 | 176.3 |
| End of period price per share | $13.77 | $22.62 | $21.90 | $21.99 | $18.59 |
| Net income (loss) - basic per share | $0.46 | $0.39 | $0.63 | $0.26 | $0.34 |
| Net income (loss) - diluted per share | $0.46 | $0.38 | $0.62 | $0.26 | $0.33 |
| Dividends declared per share | $0.17 | $0.15 | $0.15 | $0.15 | $0.15 |
| Book value per share | $18.81 | $19.93 | $20.00 | $19.59 | $18.89 |
| **Period End Balances:** | | | | | |
| Assets | 2,387,553 | 2,383,274 | 2,313,677 | 2,399,508 | 1,973,283 |
| Loans & Leases | 1,656,948 | 1,644,330 | 1,593,105 | 1,601,670 | 1,265,539 |
| Securities | 479,599 | 490,885 | 481,120 | 496,930 | 490,221 |
| Deposits | 1,897,296 | 1,875,522 | 1,923,454 | 2,015,541 | 1,620,696 |
| Borrowings | 243,960 | 249,783 | 131,604 | 124,455 | 144,745 |
| Shareholders' equity | 210,570 | 223,249 | 223,493 | 219,868 | 179,167 |
| **Average Balances:** | | | | | |
| Assets | 2,365,803 | 2,324,160 | 2,391,131 | 2,254,657 | 1,924,319 |
| Loans & Leases | 1,653,547 | 1,606,608 | 1,604,491 | 1,497,445 | 1,257,654 |
| Securities | 500,488 | 504,072 | 496,482 | 496,803 | 499,755 |
| Deposits | 1,877,208 | 1,905,092 | 2,017,314 | 1,879,381 | 1,564,866 |
| Borrowings | 228,677 | 160,728 | 116,847 | 138,574 | 162,086 |
| Shareholders equity | 226,155 | 223,058 | 221,250 | 205,010 | 174,057 |

Data Source: S&P Global Market Intelligence; Dollars in thousands, unless indicated

# Five Quarter Trends: Key Performance Indicators

| *(Percent unless indicated)* | 03/20 | 12/19 | 09/19 | 06/19 | 03/19 |
|---|---|---|---|---|---|
| **Performance Ratios:** | | | | | |
| Return on average assets | 0.86 | 0.72 | 1.15 | 0.48 | 0.65 |
| Return on average common equity | 8.96 | 7.53 | 12.37 | 5.26 | 7.23 |
| Yield on average interest-earning assets | 4.46 | 4.51 | 4.52 | 4.78 | 4.54 |
| Rate on average interest-bearing liabilities | 1.24 | 1.33 | 1.42 | 1.34 | 1.30 |
| Net interest spread | 3.22 | 3.18 | 3.10 | 3.44 | 3.24 |
| Net interest margin | 3.41 | 3.37 | 3.30 | 3.63 | 3.43 |
| Efficiency ratio | 71.96 | 78.31 | 67.46 | 87.63 | 79.84 |
| **Capital Ratios:** | | | | | |
| Tier 1 leverage | 8.50 | 8.56 | 8.17 | 8.46 | 8.50 |
| Common equity tier 1 to risk-weighted assets | 11.22 | 11.33 | 11.62 | 11.23 | 11.89 |
| Tier 1 capital to risk-weighted assets | 11.22 | 11.33 | 11.62 | 11.23 | 11.89 |
| Total regulatory capital to risk-weighted assets | 13.98 | 14.07 | 14.50 | 14.06 | 15.34 |
| Average equity to average assets | 9.56 | 9.60 | 9.25 | 9.09 | 9.05 |
| **Credit Quality Ratios:** | | | | | |
| Allowance for loan loss to loans | 0.95 | 0.89 | 0.93 | 0.90 | 1.13 |
| Nonperforming assets to assets | 0.34 | 0.46 | 0.33 | 0.21 | 0.26 |
| Net charge-offs to average loans and leases | (0.05) | 0.04 | (0.01) | 0.01 | 0.04 |

Data Source: S&P Global Market Intelligence; Dollars in thousands, unless indicated

# Performance Trends


Reported: Net Interest Margin (%)
4.00
3.80
3.60
3.40
3.20
3.00
2.80
3.16
3.35
3.36
3.43
3.41
2016
2017
2018
2019
YTD 03/20
ORRF
Peers


Reported: Net Interest Margin (%)
3.80
3.60
3.40
3.20
3.00
3.43
3.63
3.3
3.37
3.41
03/19
06/19
09/19
12/19
03/20
ORRF
Peers

Data Source: S&P Global Market Intelligence

Data Source: S&P Global Market Intelligence


Net Interest Margin YTD (%)(1)
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
3.16
3.35
3.33
3.22
3.21
0.21
0.20
2016
2017
2018
2019
YTD 03/20
Core NIM
AY


Net Interest Margin QTD (%)(1)
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
0.07
0.30
0.19
0.26
0.20
3.36
3.33
3.11
3.11
3.21
03/19
06/19
09/19
12/19
03/20
Core NIM
AY

1. Net interest margin, exclusive of the impact of purchase accounting adjustments for interest accretion ("Core NIM") is a non-GAAP measure. See the GAAP to non-GAAP reconciliation in the appendix. Prior results have been conformed to the December 2019 presentation.

# Performance Trends (Continued)



Reported: ROAA (%)
1.20
1.00
0.80
0.60
0.40
0.64
0.50
0.54
0.75
0.76
2015
2016
2017
2018
2019
ORRF
Peers



Reported: ROAA (%)
1.50
1.00
0.50
0.00
0.65
0.48
1.15
0.72
0.86
03/19
06/19
09/19
12/19
03/20
ORRF
Peers



Reported: ROAE (%)
12.00
10.00
8.00
6.00
4.00
2.00
0.00
5.99
4.8
5.73
8.56
8.21
2015
2016
2017
2018
2019
ORRF
Peers



Reported: ROAE (%)
15.00
10.00
5.00
0.00
7.23
5.26
12.37
7.53
8.96
03/19
06/19
09/19
12/19
03/20
ORRF
Peers

Data Source: S&P Global Market Intelligence

# Capital Trends



Leverage Ratio (%)
9.50
9.00
8.50
8.00
9.33
8.95
8.42
8.56
8.50
2016
2017
2018
2019
YTD 03/20
ORRF
Peers



Leverage Ratio (%)
10.00
9.50
9.00
8.50
8.00
7.50
8.5
8.46
8.17
8.56
8.50
03/19
06/19
09/19
12/19
03/20
ORRF
Peers



Tier 1 Ratio (%)
15
14
13
12
11
10
13.3
12.11
12.03
11.33
11.22
2016
2017
2018
2019
YTD 03/20
ORRF
Peers



Tier 1 Ratio (%)
13
12
11
10
11.89
11.23
11.62
11.33
11.22
03/19
06/19
09/19
12/19
03/20
Tier 1 Ratio (%)
ORRF
Peers

Data Source: S&P Global Market Intelligence

# GAAP to Non-GAAP Reconciliation

**APPENDIX - Supplemental Reporting of Non-GAAP Measures and GAAP to Non-GAAP Reconciliations**

Management believes providing certain "non-GAAP" financial information will assist investors in their understanding of the effect of certain activity on reported results, particularly to overcome comparability issues related to the influence of net securities gains, merger and acquisition expenses, and purchase accounting adjustments for interest accretion on net interest margin.

Adjusted net income, as used by the Company in this presentation, is determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). While we believe this information is a useful supplement to GAAP based measures as presented herein, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor is such a measure necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

| Adjusted Net Income (excluding the effect of net securities gains and merger and acquisition expenses) | Quarter ended March 31, 2020 | As a percentage of average assets for the quarter |
|---|---|---|
| GAAP net income, as reported | $ 5,068 | 0.86% |
| Net securities losses, net of 21.0% statutory tax rate | 32 | 0.01% |
| Insurance claim receivable recovery, net of 21.0% statutory rate | (384) | (0.07)% |
| Adjusted net income | $ 4,716 | 0.80% |

Taxable-equivalent net interest margin excluding the impact of purchase accounting, as used by the Company in this presentation, is determined by methods other than in accordance with GAAP. While we believe this information is a useful supplement to GAAP based measures as presented herein, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor is such a measure necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

| Taxable-equivalent Net Interest Margin (excluding the impact of purchase accounting) | Quarter Ended | | | | | Calendar | Calendar |
|---|---|---|---|---|---|---|---|
| | 3/31/2019 | 6/30/2019 | 9/30/2019 | 12/31/2019 | 3/31/2020 | 2018 | 2019 |
| Reported taxable-equivalent net interest margin | 3.43% | 3.63% | 3.30% | 3.37% | 3.41% | 3.36% | 3.43% |
| Effect of purchase accounting | | | | | | | |
| Total interest-earning assets (loans) | -0.12% | -0.43% | -0.27% | -0.36% | -0.19% | -0.04% | -0.30% |
| Total interest-bearing liabilities (time deposits) | -0.01% | -0.01% | 0.02% | 0.02% | -0.01% | 0.00% | 0.02% |
| Purchase accounting effect on interest margin | -0.07% | -0.30% | -0.19% | -0.26% | -0.20% | -0.03% | -0.21% |
| Taxable-equivalent Net Interest Margin (excluding the impact of purchase accounting) | 3.36% | 3.33% | 3.11% | 3.11% | 3.21% | 3.33% | 3.22% |

# GAAP to Non-GAAP Reconciliation (continued)

($ in millions, except per share data)

***Non GAAP Financial Measure Reconciliation***

| Reported | 2015 | 2016 | 2017 | 2018 | 2019 |
|---|---|---|---|---|---|
| Net Interest Income | 34.3 | 36.5 | 43.8 | 52.2 | 69.3 |
| Plus Non-Interest Income | 19.2 | 19.7 | 19.9 | 21.0 | 28.5 |
| **Total Revenue (A)** | **53.5** | **56.3** | **63.8** | **73.2** | **97.8** |
| **Total Non-Interest Expense (B)** | **44.6** | **48.1** | **50.3** | **57.9** | **77.3** |
| Efficiency Ratio (B / A) | 83% | 86% | 79% | 79% | 79% |

| Income Statement / Diluted Share | 2015 | 2016 | 2017 | 2018 | 2019 |
|---|---|---|---|---|---|
| Core Revenue (C) | 51.6 | 54.9 | 62.6 | 72.2 | 93.1 |
| Core Non-Interest Expense (D) | 44.6 | 48.1 | 50.3 | 54.7 | 68.3 |
| **Core Pre-tax pre-provision Income (C - D)** | **7.0** | **6.7** | **12.2** | **17.4** | **24.7** |
| Diluted Shares (E) | 8.1 | 8.1 | 8.2 | 8.5 | 10.5 |
| Core Revenue / Diluted Share (C / E) | 6.34 | 6.74 | 7.61 | 8.45 | 8.85 |
| Core Non-Interest Expense / Diluted Share (D / E) | 5.48 | 5.91 | 6.12 | 6.41 | 6.50 |
| **Core Pre-tax Pre-provision Income / Diluted Share (C - D)** | **0.86** | **0.83** | **1.49** | **2.04** | **2.35** |

| Core | 2015 | 2016 | 2017 | 2018 | 2019 |
|---|---|---|---|---|---|
| Net Interest Income | 34.3 | 36.5 | 43.8 | 52.2 | 69.3 |
| Plus Non-Interest Income | 19.2 | 19.7 | 19.9 | 21.0 | 28.5 |
| Minus Security Gains | -1.9 | -1.4 | -1.2 | -1.0 | -4.7 |
| **Total Core Revenue (C)** | **51.6** | **54.9** | **62.6** | **72.2** | **93.1** |
| Non-Interest Expense | 44.6 | 48.1 | 50.3 | 57.9 | 77.3 |
| Minus Branch Consolidation & Merger Exp | 0.0 | 0.0 | 0.0 | -3.2 | -9.0 |
| **Total Core Non-Interest Expense (D)** | **44.6** | **48.1** | **50.3** | **54.7** | **68.3** |
| Core Efficiency Ratio (D / C) | 86% | 88% | 80% | 76% | 73% |

| Tangible Book Value | 2015 | 2016 | 2017 | 2018 | 2019 |
|---|---|---|---|---|---|
| Total Shareholders Equity | 133.1 | 134.9 | 144.8 | 173.4 | 223.2 |
| Minus Goodwill | -0.1 | -0.8 | -0.8 | -12.6 | -19.9 |
| Minus Intangible Assets | -0.1 | -0.2 | -0.2 | -3.1 | -5.6 |
| **Tangible Book Value (F)** | **132.9** | **133.8** | **143.8** | **157.7** | **197.8** |
| **Ending Period Shares (G)** | **8.3** | **8.3** | **8.3** | **9.4** | **11.2** |
| *Tangible Book Value / Share (F / G)* | *16.06* | *16.15* | *17.22* | *16.73* | *17.66* |

# Efficiency Ratio Reconciliation

| EFFICIENCY RATIO RECONCILIATION (ANNUAL): | | | | | |
|---|---|---|---|---|---|
| | 2019 | 2018 | 2017 | 2016 | 2015 |
| Non-interest expense | 77,302 | 57,935 | 50,330 | 48,140 | 44,607 |
| Net interest income | 69,295 | 52,156 | 43,809 | 36,545 | 34,334 |
| Non-interest income | 28,541 | 21,024 | 19,949 | 19,739 | 19,178 |
| Total revenue | 97,836 | 73,180 | 63,758 | 56,284 | 53,512 |
| Efficiency ratio | 79.01% | 79.17% | 78.94% | 85.53% | 83.36% |

| EFFICIENCY RATIO RECONCILIATION (QUARTERLY): | | | | | |
|---|---|---|---|---|---|
| | 3/31/2020 | 12/31/2019 | 9/30/2019 | 6/30/2019 | 3/31/2019 |
| Non-interest expense | 18,262 | 19,709 | 18,140 | 23,292 | 16,161 |
| Net interest income | 7,074 | 18,138 | 18,287 | 18,807 | 15,106 |
| Non-interest income | 18,304 | 7,030 | 8,602 | 7,774 | 5,135 |
| Total revenue | 25,378 | 25,168 | 26,889 | 26,581 | 20,241 |
| Efficiency ratio | 71.96% | 78.31% | 67.46% | 87.63% | 79.84% |

# ESG Focus

Orrstown Bank's ESG focus begins with our Core Values:

- **ACCOUNTABLE**: We are accountable to our clients and each other
- **COMMUNICATE:** We strive to communicate timely and clearly with openness and respect
- **COMMUNITIES:** We are actively engaged in our communities
- **INNOVATE**: We constantly strive to innovate and are committed to continuous improvement
- **INTEGRITY:** We act with integrity to earn the trust of our clients and the communities we serve

Mission Statement:

We create value for our shareholders by providing outstanding client experiences through community engagement and local decisions from people you know and trust

# Environmental

| | |
|---|---|
| **General Philosophy** | Environmental responsibility is in alignment with strong business practices and our core values. Being good stewards of the environment, reducing energy consumption and eliminating waste through proactive and conscious planning reduces costs, enhances our profitability and helps mitigate negative environmental impacts. |
| **Specific Items** | • $8.6 million in loan outstandings for projects that foster positive environmental stewardship (e.g. renewable energy, recycling, etc.)[1]<br>• $164.6 million in small business/Agriculture, SBA 7(a) or 504 (CRE) loans<br>• $6.9 million in PACE (Federal energy efficiency program) investments<br>• Recycling programs at all facilities<br>• Energy efficiency initiative 50% complete and to be completed in 2020[2]<br>• No direct exposure to fracking or oil extraction industry |

1. Exposure at 11/30/2019 for renewable energy and similar; all loan balances cited above as of 11/30/2019. 2. Branch energy efficiency refresh, including LED lighting, etc.

# Social

| | |
|---|---|
| **General Philosophy** | • As a community bank, caring for our communities is not a policy, it's part of our DNA and our social responsibilities are included in our mission statement and core values. |
| **Specific Items** | • First time homebuyer program and outreach<br>• Free no minimum balance checking<br>• SBA lender<br>• Participant in Baltimore's Healthy Neighborhoods program<br>• $12.0 million in loans to non-profits<br>• Financial literacy programs (kids banking and student banking) launched in April 2019. 43 presentations to classroom since inception<br>• Significant volunteer activity and leadership of socially conscious community organizations<br>• Educational Improvement Tax Credit ("EITC") commitments of $750,000 in 2020 (have participated in Commonwealth of Pennsylvania's EITC program since its inception)<br>• Socially responsible investment portfolio:<br>    • $33.5 million in municipal revenue bonds for hospitals and school districts<br>    • $11.3 million in affordable housing programs<br>    • $201 million in student loans (40% of portfolio)<br>• Feet-on-the-ground approach to disaster relief. Filled, drove, and delivered full tractor trailer loads of needed supplies for three different recent hurricanes in Texas, the Carolinas, and the Florida Keys area<br>• Make A Wish Foundation sponsorship |

EITC tax credits are subject to biennial approval by the Commonwealth of Pennsylvania's Department of Community and Economic Development.

# Governance

| | |
|---|---|
| **General Philosophy** | • Our Governance worldview is best summarized in our Mission statement: We create value for our shareholders by providing outstanding client experiences through community engagement and local decisions from people you know and trust.<br>  • Our Board actively assesses the Company's strategic direction, growth, financial performance, and risks<br>  • We work to align executive compensation with building a company for the long-term benefit of shareholders |
| **Specific Items** | • Board Composition:<br>  • 91.0% of Board members are independent directors; some live outside the Company's market and bring considerable industry knowledge<br>  • 20.0% of independent directors are women<br>  • Four new board members over the past three years<br>• Board Activity:<br>  • All board members have attended at least 75.0% of board and committee meetings over the past year<br>  • All board members serve on at least one committee<br>  • The Compensation Committee is comprised entirely of independent directors<br>• Executive Compensation:<br>  • All bonuses have clawback features<br>  • Supplemental Executive Retirement Plans (SERPs) are funded through whole life insurance policies on which the Company earns a return and is the beneficiary<br>  • Perquisites are related to job activities; i.e. car allowances for executives who must visit the entire footprint of the company |